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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-07673 of Center Trust Retail Properties, Inc. (the "Company") on Form S-3 and Registration Statement No. 33-73306 of the Company on Form S-8 of our report dated March 2, 1999, appearing in this Annual Report on Form 10-K/A of the Company for the year ended December 31, 1998.

                                          Deloitte & Touche LLP

April 29, 1999